ADAMIS PHARMACEUTICALS CORPORATION 10-K

Exhibit 10.78

Loan No. 5000279900

MARCH 2018 AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS MARCH 2018 AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “March 2018 Amendment”) is entered into this 13th day of March, 2018, with an effective date of March 1, 2018, by and between BEAR STATE BANK, N.A., a national banking association (“Lender”), and ADAMIS PHARMACEUTICALS CORPORATION, a Delaware corporation (“Borrower”).

WHEREAS, Lender extended a business loan to Borrower, in the initial amount of Two Million and No/100 United States Dollars ($2,000,000.00) (the “Loan”), as set forth in that certain Loan and Security Agreement by and between Lender and Borrower dated March 2016 (collectively, with all previous amendments thereto, the “Loan Agreement”); and

WHEREAS, Borrower and Lender desire the Loan Agreement be amended as set forth in this March 2018 Amendment, but that all other terms, conditions, and provisions of the Loan Agreement remain in full force and effect solely except as set forth in this March 2018 Amendment;

WHEREAS, Borrower hereby intends to and by execution hereof ratifies and affirms Borrower’s unqualified and unconditional liability on all indebtedness of the Loan;

NOW, THEREFORE, for and in consideration of Lender’s agreement to the amendments set forth in this March 2018 Amendment, the Loan Agreement, and the covenants, warranties and representations of Borrower contained herein, Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by all parties, it is agreed as follows:

AGREEMENTS

The recitals set forth above are not mere recitals of fact but are contractual in nature and are intended by the parties to be incorporated into this March 2018 Amendment by reference, except in the event of a conflict between the incorporated recitals and the numbered sections of this March 2018 Amendment, the numbered sections of this March 2018 Amendment shall control. Terms and provisions which are not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.

1.

Extension of Maturity of Loan. Borrower and Lender agree the Maturity Date of the indebtedness evidenced by the Loan Agreement and the other documents evidencing and securing the Loan, shall be June 1, 2018, as full set forth in that certain March 2018 Amended and Restated Line of Credit Promissory Note [Closed End Multiple Advance Note] executed of even date herewith (the “March 2018 Note”).

2.

Estoppel; Waiver; Ratification and Release.  For and in consideration of the maturity extension granted by Lender herein, Ten United States Dollars ($10.00) and other good and valuable consideration, receipt and sufficiency being acknowledged, Borrower, as evidenced by its signature below, agrees and acknowledges its unqualified and unconditional obligation for the Indebtedness without defense, affirmative defense, counterclaim, right of setoff or other impediment to collection, and the same, if existing, being expressly released and waived by Borrower in consideration for Lender entering into this March 2018 Amendment.

3.

UCC. Notwithstanding any provisions hereof or execution by Lender, this March 2018 Amendment (and all documents executed in connection herewith) shall be voidable at the option of Lender should any lien searches or other confirmatory title information regarding the Collateral (to be provided at the expense of Borrower) reflect any default under the Loan or creation of any adverse claim or interest regarding the Collateral. In addition, Borrower authorizes Lender to file any and all initial, amendatory or continuation Uniform Commercial Code filings deemed necessary by Lender.

4.        Good Standing of Borrower. Notwithstanding any provisions hereof or execution by Lender, this March 2018 Amendment (and all documents executed in connection herewith) shall be voidable at the option of Lender in the event Borrower is not validly existing and under its state of formation at the time of execution of this March 2018 Amendment.

5.

No Further Modifications. Except as expressly set forth above, the terms and provisions of the Loan Agreement shall remain in full force and effect.

[Signatures appear on following page.]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this March 2018 Amendment this 13th day of March, 2018, with an effective date of March 1, 2018.

BORROWER:

ADAMIS PHARMACEUTICALS CORPORATION,
a Delaware corporation

By:	/s/ ROBERT O. HOPKINS
Name:	Robert O. Hopkins
Title:	Chief Financial Officer

LENDER:

BEAR STATE BANK, N.A.
a national banking association

By:	/s/ STEVE MOORE
Name:	Steve Moore
Title:	Executive Vice President

3